                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 22, 1997


                             NORRELL CORPORATION
                             -------------------
           (Exact name of registrant as specified in its charter)

        Georgia                      0-24300                 58-0953709
        -------                      -------                 ----------
    (State or other                (Commission            (I.R.S. Employer
      jurisdiction                 File Number)          Identification No.)
   of incorporation)


                3535 Piedmont Road, N.E., Atlanta, GA  30305
                --------------------------------------------
            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: 404-240-3000
                                                   ------------

                               Not Applicable
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 5          Other Events

                On July 22, 1997, in connection with the Company's Registration Statement, No. 333-29733 (the "Registration Statement") that was declared effective by the Securities and Exchange Commission (the "SEC") on July 22, 1997, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Dillon, Read & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation and The Robinson-Humphrey Company, Inc. acting as representatives (the "Representatives") of the several underwriters (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company of 2,500,000 shares of Common Stock and from certain Selling Shareholders of an aggregate of 350,000 shares of Common Stock, subject to the terms and conditions set forth therein. The Company has also agreed to grant to the Underwriters an option to purchase an additional 427,500 shares of Common Stock on the terms and for the purposes set forth therein.

                The form of the Underwriting Agreement, as executed by the participants, has been filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7          Financial Statements, Pro Forma Financial Information and
                Exhibits

   (c)          Exhibits

                The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.
-----------
    1.1         Underwriting Agreement




                                  Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NORRELL CORPORATION

Date: July 25, 1997                             By: /s/  MARK H. HAIN
                                                    -----------------------
                                                    Mark H. Hain
                                                    Vice President, General
                                                    Counsel and Secretary

                                EXHIBIT INDEX


Exhibit         Name of
Number          Exhibit
-------         -------
1.1             Underwriting Agreement